UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 16, 2004


                         COMPETITIVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                      1-8696                   36-2664428
          --------                      ------                   ----------
  (State of incorporation)         (Commission File)            (IRS Employer
                                        Number)              Identification No.)





1960 Bronson Road, Fairfield, Connecticut                               06824
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code   (203) 255-6044
                                                    ----------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events and Regulation FD Disclosure.

     On August 16, 2004, the Company issued a press release reporting that the Company and its clients had collected $6.7 million from their homocysteine assay patent infringement case against Laboratory Corporation of America Holdings (NYSE: LH). CTT's share of the payment is $910,000. The payment, subject to final accounting, does not include attorney fees and court costs or other disputed post-judgment royalties that remain under discussion.

     A copy of the press release is attached hereto as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit No.           Description of Exhibit                       Page
     -----------           ----------------------                       ----
       99.1                Registrant's press release dated
                           August 16, 2004                                3


                                    Signature
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  COMPETITIVE TECHNOLOGIES, INC.
                                                  Registrant


Date:  August 17, 2004                            /s/ John B. Nano
                                                  -----------------------
                                                  By: John B. Nano
                                                  President and
                                                  Chief Executive Officer

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